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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 12, 1998 appearing on page 15 of the TransAct Technologies Incorporated Annual Report on Form 10-K for the year ended December 31, 1997.






/s/ PricewaterhouseCoopers LLP


PricewaterhouseCoopers LLP
Hartford, Connecticut
August 26, 1998